The CFA Society of Minnesota InvestMNt 2015 John Elmore Vice Chairman, Community Banking and Branch Delivery Kent Stone Vice Chairman, Consumer Banking Sales and Support August 5, 2015 Exhibit 99.1

Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3 Agenda U.S. Bancorp Overview Consumer and Small Business Banking Chicago Growth Success Balance Sheet Highlights Evolving Customer Expectations Branch and Omnichannel

Regional

Consumer & Business Banking and Wealth Management

Wealth Management offices in New York City, Wilmington, Delaware, and Naples and Palm Beach, Florida

National

Wholesale Banking and Wealth Management & Securities Services

International

Payments and Securities Services

Corporate Trust and Fund Services offices in London and Dublin usbancorp

4 U.S. Bancorp

Regional
Consumer & Business Banking and Wealth Management
• Wealth Management offices in New York City, Wilmington, Delaware, and Naples and Palm Beach, Florida
National
Wholesale Banking and Wealth Management & Securities Services
International
Payments and Securities Services
• Corporate Trust and Fund Services offices in London and Dublin

U.S. Bancorp Dimensions
Assets
$419 billion
Deposits
$297 billion
Loans
$249 billion
Customers
18.5 million
NYSE Traded
USB
Market Capitalization
$79 billion
Founded
1863
Bank Branches
3,164
ATMs
5,020
2Q15 Dimensions
As of 6/30/15, market capitalization as of 7/28/15

Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 6/30/15, market value as of 7/28/15
U.S.
U.S.
U.S.
Rank
Company
$ Billions
Rank
Company
$ Billions
Rank
Company
$ Billions
1
J.P. Morgan
2,450

1
J.P. Morgan
$1,287
1
Wells Fargo
$295
2
Bank of America
2,149
2
Wells Fargo
1,186
2
J.P. Morgan
252
3
Citigroup
1,827
3
Bank of America
1,150
3
Bank of America
187
4
Wells Fargo
1,721
4
Citigroup
908
4
Citigroup
176
5
U.S. Bancorp
419
5
U.S. Bancorp
297
5
U.S. Bancorp
79
6
PNC
354
6
PNC
240
6
PNC
51
7
BB&T
191
7
SunTrust
145
7
BB&T
30
8
SunTrust
189
8
BB&T
133
8
SunTrust
23
9
Fifth Third
142
9
Fifth Third
103
9
Fifth Third
17
10
Regions
122
10
Regions
97
10
Regions
14
Assets
Deposits
Market Value

Strong Diversification
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
42%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
17%
Fee Income / Total Revenue
2Q15 YTD, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support, see appendix
55%
45%
46%
46%
45%
45%
45%
35%
40%
45%
50%
55%
2011
2012
2013
2014
1H15

Peer Banks
Peer Bank Ticker Symbols
BAC
Bank of America
PNC
PNC
BBT
BB&T
RF
Regions
FITB
Fifth Third
STI
SunTrust
JPM
J.P. Morgan
USB
U.S. Bancorp
KEY
KeyCorp
WFC
Wells Fargo
Bank of America
SunTrust
Wells Fargo
KeyCorp
BBT
Fifth Third
Regions
PNC
J.P. Morgan
U.S. Bancorp

Industry Leading Returns
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
Return on
Average Assets
Return on Average
Common Equity
Efficiency Ratio
Since 2008
2Q15
1.46%
1.33%
1.18%
1.04%
1.03%
1.02%
1.01%
0.99%
0.95%
0.90%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.3%
12.7%
10.8%
9.7%
9.1%
8.7%
8.5%
8.2%
8.1%
6.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
53.2%
58.2%
60.3%
60.6%
62.3%
64.4%
65.6%
65.6%
65.9%
69.8%
USB
1.40%
1.23%
1.13%
0.91%
0.77%
0.70%
0.46%
0.26%
0.23%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.2%
12.0%
9.6%
8.8%
8.2%
6.0%
3.6%
1.7%
1.4%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
51.2%
57.7%
58.4%
60.9%
61.1%
63.7%
68.3%
69.8%
69.9%
73.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

Loan and Deposit Growth
$ in billions
* Excluding the impact of the reclassification of approximately $3 billion of student loans to held for sale at the end of 1Q15
Prior 5 Years
Average Balances
Year-Over-Year Growth
Prior 5 Quarters
Average Balances
Year-Over-Year Growth
Loans
Deposits
5%
9%
7%
6%
7%
3%
6%
7%
8%
4%
7%
6%
6%
4%
15%
11%
6%
7%
10%
6%
2Q15 adjusted*
loan growth = 4.0%
240
244
246
248
247
262
271
275
278
286
$180
$210
$240
$270
$300
2Q14
3Q14
4Q14
1Q15
2Q15
193
201
215
227
242
185
213
236
250
267
$100
$150
$200
$250
$300
2010
2011
2012
2013
2014

Capital Actions
62%
76%
70%
Payout Ratio
71%
72%
Dividend increase announced June 16
Annual dividend increased from $0.98 to $1.02 per share, a 4.1% increase
One-year authorization to repurchase up to $3.0 billion of outstanding common stock effective April 1, 2015
Returned 76% of earnings to shareholders during 2Q15
Earnings Distribution Target
27%
29%
31%
32%
32%
35%
42%
41%
38%
44%
0%
25%
50%
75%
100%
2012
2013
2014
1Q15
2Q15
Dividends
Share Repurchases
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 -
40%
30 -
40%
30 -
40%

12 Agenda U.S. Bancorp Overview Consumer and Small Business Banking Chicago Growth Success Balance Sheet Highlights Evolving Customer Expectations Branch and Omnichannel

Consumer and Small Business Banking
Business Line Summary
Provides a full suite of banking products and services to
consumer and small business customers across 25-state
branch footprint
Differentiating U.S. Bank from competitors through
continued improvement in the customer experience,
investments in innovative products and deeper customer
relationships
Omnichannel
strategy driving investments in industry-
leading digital channel capabilities and new state-of-the-
art branch formats
Business Line Scale
25 contiguous state distribution footprint;
#4 U.S. branch network;
#1 in-store and on-site branch network
#5 U.S. mortgage originator
A leading SBA and auto lender
Mortgage
Banking
22%
Consumer and Small
Business Banking
Revenue Mix
42%
Metropolitan
Banking
30%
In-store and
On-site Banking
7%
Consumer
Lending
14%
Source: SNL and Inside Mortgage Finance
Revenue contribution and mix 2Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support
Revenue Contribution
to USB
Community
Banking
27%

Buffalo Grove
Carpentersville
Palatine
Hoffman Estates
Wilmette
Streamwood
Elk Grove Village
Carol Stream
Geneva
Batavia
Aurora
Bolingbrook
Burbank
Blue Island
Lockport
Lansing
Joliet
Tinley Park
New Lenox
Illinois and Michigan Canal
Channahon
Joliet Arsenal
Peotone
Braidwood
171
355
43
53
45
55
394
USB
RBS

Successful
Acquisition
–
Chicago
Branches
Acquired the Chicago-area branch
banking franchise of RBS Citizens
(branded as Charter One Bank) in 2014
Approximately $5 billion of deposits and
$1 billion of loans
Nearly doubled Chicago deposit base
Consistent
with
our
strategy
-
branch
deals in market where we can deepen
our presence

Consumer
Loans
–
Positive
Momentum
Auto Lending
Continued growth in auto loans
driven by high-quality originations
in the indirect channel
Average loans, $ in millions
Year-Over-Year
Growth = +10.6%
Year-Over-Year
Growth = +4.1%
Home Equity Lending
Originated primarily through the
retail branch network to existing
bank customers on their primary
residences
$14,108
$14,404
$14,644
$15,013
$15,609
13,000
14,000
15,000
16,000
17,000
2Q14
3Q14
4Q14
1Q15
2Q15
Auto
$15,327
$15,704
$15,853
$15,897
$15,958
13,000
14,000
15,000
16,000
17,000
2Q14
3Q14
4Q14
1Q15
2Q15
Home Equity

Consumer
Deposits
–
Continued
Strength
Deposits
Continued strong growth in
consumer and small business
banking deposits
Growth in noninterest-bearing and
low-cost interest checking and
savings products was particularly
strong
Average Consumer and Small Business Banking deposits, $ in millions
Year-Over-Year
Growth = +8.0%
$125,499
$130,612
$132,031
$133,375
$135,569
Time
Savings Products
Interest Checking
Noninterest-bearing
0
40,000
80,000
120,000
160,000
2Q14
3Q14
4Q14
1Q15
2Q15
Deposits

Customer Expectations are Evolving
Access:
Instant information availability
Ubiquitous access across channels
Convenience:
Flexibility to change with minimal hassle
Have solutions “come to customer”
Personalization:
Tailored products and services
Work done automatically where possible
Speed:
No long waits on phone or in line
Work done automatically where possible

Single Channels are Adapting
…and Bank Channels are Expanding
Transaction center
Responding to inbound customers
Branch manager in the branch
Primarily focused on good service
through traditional retail activity
Advice center
External customer development
Branch manager spends 50% of time
in the community
Central point of contact for retail,
business banking, and wealth
Branch of the past
Branch of today

West Seattle Bridge
West Seattle Bridge
West Seattle Bridge
SW Spokane St
Luna Park Cafe
Pigeon Point
Ash Grove Cement
SW Nevada St
SW Genesee St
West Seattle Stadium
Delridge Playfield
NORTH DELRIDGE
Duwamish Waterway
S Idaho St
Georgetown Reach
W Marginal Way
SW Hudson St
35th Ave SW
SW Dawson St

usbancorp

Current Channel Offerings Provide
Strong Connection to our Customers
Mobile
Banking
Onsite Branch
Phone Banking
Anchor Branch
Customer
In-store
Branch
Drive-thru
Branch
Online
Banking
Cashless
Branch
ATM

1
BRING THE "WHOLE BANK" TO OUR CUSTOMERS
2
MAKE IT EASY AND HASSLE-FREE TO BANK
3
DELIVER MORE PERSONALIZED EXPERIENCES IN THE MOMENTS THAT MATTER

Omnichannel Strategy
All channels
comprise ‘Omnichannel’
Online
Mobile
ATM
Telephone
Branch
The customer
Omnichannel: How the customer interacts both seamlessly and
holistically across the bank
Strategic Pillars

Appendix

Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis
$ in millions
Revenue
Line of Business Financial Performance
2Q15 YTD
Wholesale Banking and Commercial Real Estate
1,447
$
Consumer and Small Business Banking
3,545
Wealth Management and Securities Services
907
Payment Services
2,553
Treasury and Corporate Support
1,496
Consolidated Company
9,948
Less Treasury and Corporate Support
1,496
Consolidated Company excluding Treasury and Corporate Support
8,452
$
Percent of Total
Wholesale Banking and Commercial Real Estate
14%
Consumer and Small Business Banking
36%
Wealth Management and Securities Services
9%
Payment Services
26%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
42%
Wealth Management and Securities Services
11%
Payment Services
30%
Total
100%

The CFA Society of Minnesota InvestMNt 2015 August 5, 2015